FINANCIAL INCOME (EXPENSES), NET	12 Months Ended
Dec. 31, 2016
Other Income and Expenses [Abstract]
FINANCIAL INCOME (EXPENSES), NET
NOTE 15:-	FINANCIAL INCOME (EXPENSES), NET

	Year ended December 31,
	2016	2015	2014

Financial income:
Interest income	$2,466	$2,174	$1,900

Financial expenses:
Exchange rate differences and other	186	1,480	174
Amortization/accretion of premium/discount on marketable securities, net	1,221	1,278	1,066

	$1,059	$(584)	$660